CorEnergy Announces Second Quarter 2018 Results
KANSAS CITY, MO - August 1, 2018 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results for the second quarter, ended June 30, 2018.
Second Quarter Performance Summary
Second quarter financial highlights are as follows:

	For the Three Months Ended
	June 30, 2018
		Per Share
	Total	Basic	Diluted
Net Income (Attributable to Common Stockholders)[1]	$5,413,974	$0.45	$0.45
NAREIT Funds from Operations (NAREIT FFO)[1]	$11,553,145	$0.97	$0.89
Funds From Operations (FFO)[1]	$12,213,745	$1.02	$0.94
Adjusted Funds From Operations (AFFO)[1]	$12,348,559	$1.04	$0.93
Dividends Declared to Common Stockholders		$0.75
1 Management uses AFFO as a measure of long-term sustainable operational performance. NAREIT FFO, FFO, and AFFO are non-GAAP measures. Reconciliations of NAREIT FFO, FFO and AFFO, as presented, to Net Income Attributable to CorEnergy Stockholders are included at the end of this press release. See Note 1 for additional information.
Recent Developments

•	Maintained dividend: Declared common stock dividend of $0.75 per share for the second quarter 2018, in line with the previous eleven quarterly dividends

•	Pinedale LGS participating rents: Continued receipt of participating rents on the Pinedale LGS

•	Grand Isle Gathering System: Tenant, Energy XXI Gulf Coast, announced acquisition by Cox Oil

•	MoGas Pipeline: Filed its FERC rate case on May 31, 2018

•
Repurchase Program: The Board of Directors authorized the repurchase of up to $10 million of preferred stock over a period of 12 months, effective August 6, 2018. Any such repurchase will be subject to the covenants under our Credit Facility.

"The CorEnergy team was focused on portfolio management activities during the second quarter. We filed a general rate case with the FERC for our MoGas Pipeline and engaged in the evaluation of prospects for the Grand Isle Gathering System," said CorEnergy President and CEO Dave Schulte. "Success of our stewardship is exhibited in the $1.1 million of participating rents CorEnergy received in the second quarter from the utilization of our Pinedale Liquids Gathering System. We expect to use excess cash flows such as these to reduce our leverage profile, and plan to implement repurchases of preferred shares to accomplish that goal.”
Portfolio Update
Grand Isle Gathering System: On June 18, 2018, the tenant of our GIGS asset, Energy XXI Gulf Coast, announced a definitive agreement to be acquired by the privately-held Gulf of Mexico operator, Cox Oil, for approximately $322 million. The transaction is expected to close in the third quarter 2018 and is subject to stockholder approval. Since the announcement of the acquisition, the Company and EGC have had no further discussions about CorEnergy assisting EGC in its efforts to generate adequate liquidity to fund further development.
Pinedale LGS: Despite actual and forward Rockies gas prices pressuring Ultra Petroleum's earnings and market capitalization, UPL continues to see promising results from its horizontal drilling program in the Pinedale field. The company plans to temporarily pause vertical well development and focus drilling on horizontal wells, due to their superior economic returns, and anticipates the development and drilling of 25 to 30 wells in 2018. Success in production resulted in utilization of the Pinedale LGS at levels which resulted in $1.1 million of participating rents in the second quarter.
MoGas Pipeline: On May 31, 2018, MoGas filed a general rate case before the FERC. The proposed change in rates seeks to recover increases in capital, operating and maintenance expenditures incurred, mitigate decreased revenues from certain customer contracts and reflect changes in the corporate tax rate. The case is progressing as expected. MoGas anticipates the proposed revenue requirements would be approximately $20 million annually, and that the requested rates will go into effect on December 1, 2018, subject to a refund upon final ruling.
Outlook
CorEnergy regularly assesses its ability to pay and grow its dividend to common stockholders above the current level of $0.75 per quarter. The Company targets long-term revenue growth of 1-3% annually from existing contracts, through inflation-based and participating rent adjustments, and additional growth from acquisitions. There can be no assurance that any potential acquisition opportunities will result in consummated transactions.
Dividend Declaration
Common Stock: A second quarter 2018 dividend of $0.75 per share was declared for CorEnergy's common stock. The dividend is payable on August 31, 2018, to stockholders of record on August 17, 2018.

Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, is payable on August 31, 2018, to stockholders of record on August 17, 2018.
Second Quarter Earnings Call
CorEnergy will host a conference call on Thursday, August 2, 2018, at 1:00 p.m. Central Time to discuss its financial results. Please dial into the call at 877-407-8035 (for international, 1-201-689-8035) approximately five to ten minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 1:00 p.m. Central Time on November 2, 2018 by dialing 877-481-4010 (for international, 1-919-882-2331). The Conference ID is 34308. A replay of the conference call will also be available on the Company’s website.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We receive long-term contracted revenue from operators of our assets, primarily under triple-net participating leases. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1NAREIT FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, impairment losses of depreciable properties, real estate-related depreciation and amortization (excluding amortization of deferred financing costs or loan origination costs) and other adjustments for unconsolidated partnerships and non-controlling interests. Adjustments for non-controlling interests are calculated on the same basis. FFO as we have presented it here, is derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense (benefit) from investment securities, net distributions and dividend income and net realized and unrealized gain or loss on other equity securities. CorEnergy defines AFFO as FFO Adjusted for Securities Investment plus (gain) loss on extinguishment of debt, provision for loan losses, net of tax, transaction costs, amortization of debt issuance costs, amortization of deferred lease costs, accretion of asset retirement obligation, income tax expense (benefit) unrelated to securities investments, non-cash costs associated with derivative instruments, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), amortization of debt premium, and other adjustments as deemed appropriate by Management. Reconciliations of NAREIT FFO, FFO Adjusted for Securities Investments and AFFO to Net Income Attributable to CorEnergy Stockholders are included in the additional financial information attached to this press release.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Schorgl, 877-699-CORR (2677)
info@corenergy.reit

Consolidated Balance Sheets

	June 30, 2018	December 31, 2017
Assets	(Unaudited)
Leased property, net of accumulated depreciation of $82,749,089 and $72,155,753	$455,363,130	$465,956,467
Property and equipment, net of accumulated depreciation of $14,312,665 and $12,643,636	111,514,726	113,158,872
Financing notes and related accrued interest receivable, net of reserve of $4,600,000 and $4,100,000	1,000,000	1,500,000
Other equity securities, at fair value	2,091,181	2,958,315
Cash and cash equivalents	14,175,860	15,787,069
Deferred rent receivable	25,769,989	22,060,787
Accounts and other receivables	3,373,602	3,786,036
Deferred costs, net of accumulated amortization of $956,999 and $623,764	3,171,680	3,504,916
Prepaid expenses and other assets	1,068,526	742,154
Deferred tax asset, net	4,115,834	2,244,629
Goodwill	1,718,868	1,718,868
Total Assets	$623,363,396	$633,418,113
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $237,302 and $254,646	$38,998,698	$40,745,354
Unsecured convertible senior notes, net of discount and debt issuance costs of $1,574,323 and $1,967,917	112,425,677	112,032,083
Asset retirement obligation	9,426,350	9,170,493
Accounts payable and other accrued liabilities	2,512,598	2,333,782
Management fees payable	1,814,105	1,748,426
Income tax liability	36,971	2,204,626
Unearned revenue	5,321,069	3,397,717
Total Liabilities	$170,535,468	$171,632,481
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $130,000,000 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 52,000 issued and outstanding at June 30, 2018 and December 31, 2017	$130,000,000	$130,000,000
Capital stock, non-convertible, $0.001 par value; 11,933,774 and 11,915,830 shares issued and outstanding at June 30, 2018 and December 31, 2017 (100,000,000 shares authorized)	11,934	11,916
Additional paid-in capital	322,815,994	331,773,716
Total Equity	452,827,928	461,785,632
Total Liabilities and Equity	$623,363,396	$633,418,113

Consolidated Statements of Income and Comprehensive Income (Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Revenue
Lease revenue	$18,275,859	$17,050,092	$35,867,718	$34,116,618
Transportation and distribution revenue	3,874,157	4,775,780	7,827,136	9,786,370
Total Revenue	22,150,016	21,825,872	43,694,854	43,902,988
Expenses
Transportation and distribution expenses	1,534,524	1,362,980	3,107,420	2,698,550
General and administrative	3,107,776	2,558,339	5,834,833	5,619,579
Depreciation, amortization and ARO accretion expense	6,290,082	6,005,995	12,579,412	12,011,903
Provision for loan losses	—	—	500,000	—
Total Expenses	10,932,382	9,927,314	22,021,665	20,330,032
Operating Income	$11,217,634	$11,898,558	$21,673,189	$23,572,956
Other Income (Expense)
Net distributions and dividend income	$55,714	$221,440	$59,665	$264,902
Net realized and unrealized gain (loss) on other equity securities	(881,100)	614,634	(867,134)	70,426
Interest expense	(3,196,248)	(3,202,837)	(6,406,838)	(6,657,234)
Total Other Expense	(4,021,634)	(2,366,763)	(7,214,307)	(6,321,906)
Income before income taxes	7,196,000	9,531,795	14,458,882	17,251,050
Taxes
Current tax expense (benefit)	(10,785)	57,651	(46,334)	23,891
Deferred tax expense (benefit)	(604,064)	38,084	(1,013,341)	(260,762)
Income tax expense (benefit), net	(614,849)	95,735	(1,059,675)	(236,871)
Net Income	7,810,849	9,436,060	15,518,557	17,487,921
Less: Net Income attributable to non-controlling interest	—	435,888	—	818,271
Net Income attributable to CorEnergy Stockholders	$7,810,849	$9,000,172	$15,518,557	$16,669,650
Preferred dividend requirements	2,396,875	2,123,129	4,793,750	3,160,238
Net Income attributable to Common Stockholders	$5,413,974	$6,877,043	$10,724,807	$13,509,412

Net Income	$7,810,849	$9,436,060	$15,518,557	$17,487,921
Other comprehensive income:
Changes in fair value of qualifying hedges / AOCI attributable to CorEnergy stockholders	—	3,006	—	5,978
Changes in fair value of qualifying hedges / AOCI attributable to non-controlling interest	—	702	—	1,396
Net Change in Other Comprehensive Income	$—	$3,708	$—	$7,374
Total Comprehensive Income	7,810,849	9,439,768	15,518,557	17,495,295
Less: Comprehensive income attributable to non-controlling interest	—	436,590	—	819,667
Comprehensive Income attributable to CorEnergy Stockholders	$7,810,849	$9,003,178	$15,518,557	$16,675,628
Earnings Per Common Share:
Basic	$0.45	$0.58	$0.90	$1.14
Diluted	$0.45	$0.58	$0.90	$1.14
Weighted Average Shares of Common Stock Outstanding:
Basic	11,928,297	11,896,616	11,923,627	11,892,670
Diluted	11,928,297	11,896,616	11,923,627	11,892,670
Dividends declared per share	$0.750	$0.750	$1.500	$1.500

Consolidated Statements of Cash Flows (Unaudited)

	For the Six Months Ended
	June 30, 2018	June 30, 2017
Operating Activities
Net Income	$15,518,557	$17,487,921
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income tax, net	(1,013,341)	(260,762)
Depreciation, amortization and ARO accretion	13,286,595	12,949,644
Provision for loan losses	500,000	—
Non-cash settlement of accounts payable	—	(171,609)
Gain on sale of equipment	(3,724)	—
Net distributions and dividend income, including recharacterization of income	—	148,649
Net realized and unrealized (gain) loss on other equity securities	867,134	(70,426)
Unrealized gain on derivative contract	—	(16,453)
Common stock issued under directors' compensation plan	37,500	30,000
Changes in assets and liabilities:
Increase in deferred rent receivable	(3,709,202)	(3,588,136)
Decrease in accounts and other receivables	412,434	1,162,548
(Increase) decrease in prepaid expenses and other assets	(326,372)	134,023
Increase in management fee payable	65,679	10,301
Increase (decrease) in accounts payable and other accrued liabilities	433,853	(53,621)
Decrease in current income tax liability	(2,167,655)	—
Increase (decrease) in unearned revenue	(1,383,757)	29,695
Net cash provided by operating activities	$22,517,701	$27,791,774
Investing Activities
Purchases of property and equipment	(47,883)	(13,745)
Proceeds from sale of property and equipment	11,499	—
Return of capital on distributions received	—	61,828
Net cash (used in) provided by investing activities	$(36,384)	$48,083
Financing Activities
Debt financing costs	(264,010)	(2,512)
Net offering proceeds on Series A preferred stock	—	71,170,611
Dividends paid on Series A preferred stock	(4,793,750)	(3,433,984)
Dividends paid on common stock	(17,270,766)	(17,318,618)
Distributions to non-controlling interest	—	(480,488)
Payments on revolving line of credit	—	(44,000,000)
Principal payments on secured credit facilities	(1,764,000)	(4,389,261)
Net cash (used in) provided by financing activities	$(24,092,526)	$1,545,748
Net Change in Cash and Cash Equivalents	$(1,611,209)	$29,385,605
Cash and Cash Equivalents at beginning of period	15,787,069	7,895,084
Cash and Cash Equivalents at end of period	$14,175,860	$37,280,689

Supplemental Disclosure of Cash Flow Information
Interest paid	$5,546,660	$5,777,328
Income taxes paid (net of refunds)	2,121,321	132,202

Non-Cash Financing Activities
Change in accounts payable and accrued expenses related to debt financing costs	$(255,037)	$—
Reinvestment of distributions by common stockholders in additional common shares	610,219	516,565

NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation (Unaudited)
	For the Three Months Ended		For the Six Months Ended
	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017
Net Income attributable to CorEnergy Stockholders	$7,810,849	$9,000,172	$15,518,557	$16,669,650
Less:
Preferred Dividend Requirements	2,396,875	2,123,129	4,793,750	3,160,238
Net Income attributable to Common Stockholders	$5,413,974	$6,877,043	$10,724,807	$13,509,412
Add:
Depreciation	6,139,171	5,822,383	12,277,590	11,644,679
Less:
Non-Controlling Interest attributable to NAREIT FFO reconciling items (1)	—	411,455	—	822,910
NAREIT funds from operations (NAREIT FFO)	$11,553,145	$12,287,971	$23,002,397	$24,331,181
Add:
Distributions received from investment securities	55,714	252,213	59,665	475,379
Less:
Net distributions and dividend income	55,714	221,440	59,665	264,902
Net realized and unrealized gain (loss) on other equity securities	(881,100)	614,634	(867,134)	70,426
Income tax (expense) benefit from investment securities	220,500	(310,622)	241,987	(114,862)
Funds from operations adjusted for securities investments (FFO)	$12,213,745	$12,014,732	$23,627,544	$24,586,094
Add:
Provision for loan losses, net of tax	—	—	500,000	—
Transaction costs	24,615	211,269	56,896	470,051
Amortization of debt issuance costs	353,637	468,871	707,181	937,742
Amortization of deferred lease costs	22,983	22,983	45,966	45,966
Accretion of asset retirement obligation	127,928	160,629	255,856	321,258
Less:
Non-cash settlement of accounts payable	—	171,609	—	171,609
Non-cash gain (loss) associated with derivative instruments	—	(10,619)	—	16,453
Income tax benefit	394,349	214,887	817,688	351,733
Non-Controlling Interest attributable to AFFO reconciling items (1)	—	3,358	—	6,709
Adjusted funds from operations (AFFO)	$12,348,559	$12,499,249	$24,375,755	$25,814,607

Weighted Average Shares of Common Stock Outstanding:
Basic	11,928,297	11,896,616	11,923,627	11,892,670
Diluted	15,382,843	15,351,161	15,378,172	15,347,215
NAREIT FFO attributable to Common Stockholders
Basic	$0.97	$1.03	$1.93	$2.05
Diluted (2)	$0.89	$0.94	$1.78	$1.87
FFO attributable to Common Stockholders
Basic	$1.02	$1.01	$1.98	$2.07
Diluted (2)	$0.94	$0.93	$1.82	$1.89
AFFO attributable to Common Stockholders
Basic	$1.04	$1.05	$2.04	$2.17
Diluted (3)	$0.93	$0.94	$1.84	$1.94
(1) There is no noncontrolling interest outstanding for the three and six months ended June 30, 2018.
(2) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization.
(3) Diluted per share calculations include a dilutive adjustment for convertible note interest expense.